UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)      December 8, 2004
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                       Gaming & Entertainment Group, Inc.
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               (Exact name of Registrant as specified in charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

               000-28399                                 59-1643698
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       (Commission File Number)              (IRS Employee Identification No.)

                      6757 Spencer St., Las Vegas, NV          89119
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               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code       (702) 407-2471
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          (Former name or former address, if changed since last report)

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 8, 2004, Gaming & Entertainment Group, Inc., a Utah corporation (the "Company"), entered into a Loan Facility and Investment Agreement (the "Investment Agreement") with Cantor G&W (Nevada) L.P., a Nevada limited partnership ("Cantor"), pursuant to which, as more fully described below, Cantor has agreed to provide up to an additional One Million Two Hundred and Fifty Thousand ($1,250,000) Dollars (the "Additional Amount") in senior secured debt financing to the Company, in exchange for, among other things, the right to acquire control of the Company upon the conversion and exercise of various securities that Cantor received from the Company and certain stockholders upon entering into the Investment Agreement. An affiliate of Cantor, GEG Holdings, LLC ("GEG"), previously loaned the Company an aggregate of Seven Hundred and Fifty Thousand ($750,000) Dollars pursuant to a senior secured bridge financing facility established in August 2004 (the "Bridge Financing"). Immediately prior to the execution and delivery of the Investment Agreement, GEG assigned to Cantor, and Cantor assumed from GEG, all of GEG's rights and obligations with respect to the Bridge Financing pursuant to an assignment and assumption agreement executed by Cantor and GEG (the "Assignment and Assumption Agreement"). Consequently, the Investment Agreement relates to an aggregate of up to Two Million ($2,000,000) Dollars (the "Loan Amount") of senior secured financing.

      Pursuant to the Investment Agreement, Cantor has agreed to loan the Additional Amount to the Company in four (4) installments, subject in each instance to the satisfaction of customary closing conditions: (i) $250,000 upon the execution of the Investment Agreement; (ii) $500,000 on December 31, 2004;
(iii)  $250,000 on March 31, 2005;  and (iv) $250,000 on June 30, 2005. The Loan
Amount is evidenced by a five (5) year senior secured promissory note (the "Note") which bears interest at the federal funds rate of interest in effect from time to time, plus six percent (6%) per annum. Interest accrues semi-annually, in arrears, on December 1 and June 1 of each year during the term of the Note (each, an "Interest Payment Date"). The Note does not require the Company to make cash interest payments until maturity, and the Loan Amount is secured by a perfected, first priority security interest in all of the intellectual property assets of the Company. Cantor's first priority security interest in the intellectual property is evidenced by a security agreement that was executed and delivered upon the entering into of the Bridge Financing (the "Security Agreement") and which was assigned to Cantor pursuant to the Assignment and Assumption Agreement.

      During the term of the Investment Agreement, which extends for as long as Cantor holds any debt or equity securities that it acquired from the Company pursuant to the Investment Agreement, Cantor has various rights with respect to the Company. Specifically, during the term of the Investment Agreement, among other things: (i) Cantor has the right to board representation in the form of two (2) board seats or two (2) board observers (or a combination of the two);
(ii) Cantor has the right to receive periodically and upon request various financial and other information from the Company; (iii) Cantor has pre-emptive rights with respect to the issuance of any additional equity securities; (iv) Cantor has so-called "demand" and "piggyback" registration rights with respect to the equity securities of the Company owned by Cantor, however acquired, either pursuant to the Investment Agreement or otherwise; and (v) without the affirmative prior written consent of Cantor, the Company may not, among other things, (a) issue any additional equity securities, (b) incur any additional indebtedness, (c) effect a change in control, (d) amend or modify the Company's by-laws or articles of incorporation, (e) modify or enter into new employment agreements with any executive officer of the Company, or (f) license any of its intellectual property. In addition, Cantor has the right to cause the Company to reincorporate in the State of Delaware (the "Reincorporation").


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

      As noted above, in connection with entering into the Investment Agreement, Cantor received the right to acquire control of the Company pursuant to various equity instruments that it received from the Company and certain stockholders simultaneously with the entering into of the Investment Agreement. Specifically, the Company issued to Cantor a five (5) year stock purchase warrant (the "Equity Warrant"), immediately exercisable in whole or in part for up to at least eight million (8,000,000) shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at an initial per share exercise price of $0.60, subject to adjustment. The Equity Warrant also has anti-dilution protection that provides that Cantor shall always be entitled to acquire a fixed percentage of the Company's issued and outstanding Common Stock on a fully diluted basis exclusive of the Equity Warrant and "Debt Warrant" (as defined below) issued to Cantor. In addition, in the event that the Company effects the Reincorporation, the Equity Warrant is exercisable into shares of convertible preferred stock that the Company will have available for issuance upon such Reincorporation.

      Cantor also received a stock purchase warrant relative to the Loan Amount (the "Debt Warrant"), which is immediately exercisable in whole or in part by Cantor, at its election, either for cash, or by converting all or a portion of the then outstanding principal amount of the Note into shares of Common Stock. The initial per share exercise price of the Debt Warrant, subject to adjustment, is equal to the lesser of (i) the average of the closing market price of the Common Stock for the thirty (30) days prior to the applicable exercise date, but in no event less than $0.40 per share, and (ii) $0.54 per share. The Debt Warrant has also has anti-dilution protection such that at all times it is exercisable into no less than a fixed percentage of the Company's issued and outstanding Common Stock on a fully diluted basis exclusive of the Equity Warrant and the Debt Warrant issued to Cantor. In the event and to the extent Cantor exercises the Debt Warrant with cash, rather than converting the then outstanding principal amount of the Note, the Loan Amount evidenced by the Note will remain a continuing liability of the Company. As is the case with the Equity Warrant, in the event that the Company effects the Reincorporation, the Debt Warrant is exercisable for shares of convertible preferred stock that the Company will have available for issuance upon such Reincorporation.

      As noted above, interest on the Note is payable in cash only at maturity. Prior to the maturity, however, Cantor has the right to convert the accrued interest on the Note into shares of Common Stock pursuant to one or more interest warrants (each an "Interest Warrant") at a price per share equal to the lesser of (a) the average of the closing market price of the Common Stock for the thirty (30) days prior to the applicable Interest Payment Date, but in any event not less than $0.40 per share, and (b) $0.54 per share, rounded up to the nearest share. As is the case with the Equity Warrant and the Debt Warrant, in the event of a Reincorporation of the Company, the Interest Warrant will be exercisable for shares of convertible preferred stock of the Company that the Company will have available for issuance upon such Reincorporation.

      Upon a Reincorporation, it is presently anticipated that the convertible preferred stock that will be available for issuance upon the exercise of the Equity Warrant, the Debt Warrant and the Interest Warrant would have the following rights, preferences and privilege, among others: (i) a liquidation preference of $0.60 per share; (ii) be convertible into shares of Common Stock on a one-to-one basis; (iii) rank senior to all other series of preferred stock outstanding; (iv) full ratchet anti-dilution protection; (v) a right of first refusal with respect to any equity or convertible securities issued by the Company; (vi) four immediate demand registration rights and unlimited customary piggy back registrantion rights; and (vii) various protective voting rights.


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

      Simultaneously upon entering into the Investment Agreement, Cantor also entered into an Option Agreement and Irrevocable Proxy (the "Option Agreement") with various parties, including the executive officers and directors of the Company (all such parties, collectively, the "Optionors"). Under the terms of the Option Agreement, Cantor has an irrevocable option (the "Option") to purchase up to 7,500,000 shares of common stock (the "Option Shares")
beneficially owned by the Optionors on the following terms: (A) upon the execution of the Option Agreement until December 31, 2005, up to 7,500,000 Option Shares, at an exercise price of $0.60 per share; (B) from January 1, 2006 until December 31, 2006, the balance of the 7,500,000 Option Shares not purchased prior to this period, not to exceed 5,000,000 Option Shares, at an exercise price of $0.80 per share; and (C) from January 1, 2007 until December 31, 2007, the balance of the 7,500,000 Option Shares not purchased prior to this period, not to exceed 2,500,000 Option Shares, at an exercise price of $1.00 per share; provided, however, that Cantor shall not be able to exercise the Option to acquire more than 54% of the Common Stock. The Optionors also granted Cantor a right of first refusal with respect to any proposed sale by an Optionor of their Option Shares. Upon the execution of the Option Agreement, the Optionors agreed to vote all of their shares of Common Stock, including but not limited to their Option Shares, in favor of any Cantor nominee to the Board of Directors. Finally, the Optionors have granted Cantor an irrevocable proxy with respect to all of their shares of Common Stock, including their Option Shares, which shall only be effective upon Cantor's acquisition of beneficial ownership of at least 11,700,000 shares of the Company's Common Stock (or in the event of the Reincorporation, acquisition of convertible preferred stock that is convertible into 11,700,000 shares of Common Stock).

      Simultaneously upon the entering into of the Investment Agreement, Cantor and the Company, and the Company's wholly owned subsidiary, Gaming & Entertainment Technology Pty Ltd. ("GET"), also entered into an Amended and Restated Software Development and License Agreement (the "Software Agreement") which amends and supercedes that certain Software Development and License Agreement that the Company and GET entered into with GEG in connection with the Bridge Financing, and which was assumed by and assigned to Cantor pursuant to the Assignment and Assumption Agreement. The Software Agreement provides for royalties and development revenues to be paid by Cantor to the Company, and requires that the Company develop for and license to Cantor, on an exclusive basis throughout the world (subject only to a pre-existing license previously granted by the Company and GET to a third party), the Company's proprietary gaming software for use in connection with the Internet and/or any other technology, whether now existing or hereafter devised using a computer or similar device. The Company is presently engaged in software development for Cantor pursuant to the Software Agreement.

      The Company's proprietary software which is the subject of the Software Agreement has been delivered into escrow with an unaffiliated third party pursuant to an escrow agreement. (the "Escrow Agreement") and Cantor has access to such escrowed software under various circumstances.

      The foregoing is only intended to be a summary of the terms of the Investment Agreement, the Note, the Option Agreement, the Equity Warrant, the Debt Warrant, the Interest Warrant, the Security Agreement, the Software
Agreement, and the Escrow Agreement, and is not intended to be a complete discussion of any of such documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of each of such documents, all of which are annexed as Exhibits to this Current Report on Form 8-K.


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

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) The  following  are filed as Exhibits to this  Current  Report on Form
8-K.

            1. Loan Facility and Investment Agreement by and between Gaming & Entertainment Group, Inc. and Cantor G&W (Nevada), L.P. dated December 8, 2004

            2.    Senior  Secured  Note by and  between  Gaming &  Entertainment
                  Group,  Inc. and Cantor G&W (Nevada),  L.P.  dated December 8,
                  2004

            3. Equity Warrant issued in favor of Cantor G&W (Nevada), L.P. dated December 8, 2004

            4. Debt Warrant issued in favor of Cantor G&W (Nevada), L.P. dated December 8, 2004

            5. Form of Interest Warrant to be issued in favor of Cantor G&W (Nevada), L.P.

            6. Option Agreement and Irrevocable Proxy by and between Cantor G&W (Nevada), L.P., on the one hand, and Tibor N. Vertes, the Vertes Family Trust, Gregory L. Hrncir, the Hrncir Family Trust, Kevin J. Burman, Sheldon Harkness, Zen Investments Pty Ltd, Andrew Sorensen, and Gaming & Entertainment Group, Ltd., on the other hand, dated December 8, 2004

            7. Amended and Restated Software Development and License Agreement by and between Cantor G&W (Nevada), L.P., on the one hand, and Gaming & Entertainment Group, Inc. and Gaming & Entertainment Technology Pty Ltd, on the other hand, dated December 8, 2004

            8. Amended and Restated Source Code Escrow Agreement by and between Gaming & Entertainment Group, Inc., Gaming and Entertainment Technology, Pty Ltd, Cantor G&W (Nevada), L.P., ldings, LLC, a Delaware limited liability company having an address at 135 East 57th Street, New York, New York 10022 ("Licensee"), Zukerman Gore & Brandeis, LLP, located at 875 Third Avenue, New York, New York 10022 ("ZGB") and BMM International Pty Limited of Level 3, 37-41 Prospect Street, Box Hill, Victoria 3128, Australia ("BMM"), dated December 8, 2004

            9.    Press Release issued by the Company on December 8, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Gaming & Entertainment Group, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 8, 2004                     Gaming & Entertainment Group, Inc.


                                             By:  /s/ Gregory L. Hrncir
                                               ---------------------------------
                                               Gregory L. Hrncir, President


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